MUNDOVAL FUND A series of Mundoval Funds

Supplement dated August 5, 2013 to the Statement of Additional Information dated May 1, 2013

At a meeting held on May 22, 2013, the Board of Trustees (the "Board ") of Mundoval Funds (the "Trust") approved the nominations of Selwyn Isakow and Martha G. Dennis, PhD for election to the Board. At the time of that meeting, Mr. Isakow was an incumbent Trustee, having been appointed to that position by the Board on February 8, 2012.

At a meeting held on July 17, 2013, the shareholders of Mundoval Fund (the "Fund"), the only series currently authorized by the Board, elected Mr. Isakow and Dr. Dennis to the Board, effective as of July 17, 2013.

With the election of Mr. Isakow and Dr. Dennis to the Board, the following changes are being made to the Fund's Statement of Additional Information dated May 1, 2013:

On page 8, the second sentence of the second paragraph under "TRUSTEES AND OFFICERS" is deleted and replaced in its entirety with the following:

The Board is currently comprised of five Trustees, including four Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an "Independent Trustee").

On page 9, the following paragraph is inserted after the fourth full paragraph:

Martha G. Dennis., PhD Dr. Dennis has served as a Trustee since July 2013. Dr. Dennis has served as (i) Chairman of Netsapiens Inc. since 2002, (ii) Lead Director of Space Micro Inc. since 2006, (iii) Director of Odyon, Inc. since 2012, (iv) Director of Clarinova since 2007, (v) Chair-Elect of La Jolla Music Society since 2008 and (vi) Director & Chair of the Investment Committee of the San Diego Museum of Art since 2008. Dr. Dennis brings substantial leadership skills and knowledge of business operations to the Board of Trustees.

On page 10, an additional row in the table listing each Independent Trustee of the Trust is added to the end as follows:

Other
		Term of		Number of	Directorships
	Position	Office and		Portfolios	Held by
Name, Address	with the	Length of	Principal Occupation(s)	Overseen	Trustee During
and Age[1]	Trust	Time Served	During Past 5 Years	by Trustee	Past 5 Years
Martha G.	Trustee	Indefinite	Principal, Gordian Knot	1	0
Dennis, PhD:		Term, Since	(2005 – current)
1942		July 2013

1 The mailing address of each Trustee is c/o Mundoval Funds, 7855 Ivanhoe Avenue, Suite 210, La Jolla, CA 92037.

On page 10, an additional row in the table listing Board interest in the Trust is added to the end as follows:

	Dollar Range of Securities In The	Aggregate Dollar Range of
Name of Trustee or Officer	Mundoval Fund	Securities In Trust
Martha G. Dennis, PhD[1]	None	None

1Dr. Dennis was elected to the Board of Trustees on July 17, 2013.

On page 11, an additional row in the table listing Trustee Compensation is added to the end as follows:

	Aggregate Compensation from
Name	Trust	Total Compensation from Trust
Martha G. Dennis, PhD[1]	$0	$0

1Dr. Dennis was elected to the Board of Trustees on July 17, 2013.

This Supplement and the Fund's Prospectus and Statement of Additional Information dated May 1, 2013, provide the information a prospective investor ought to know before investing and should be retained for future reference.